EXHIBIT 99.1

FOR:	EMCOR GROUP, INC.
News Release
CONTACT:	R. Kevin Matz Executive Vice President Shared Services (203) 849-7938

FTI Consulting, Inc. Investors: Jamie Baird (212) 850-5659

EMCOR GROUP, INC. REPORTS SECOND QUARTER 2019 RESULTS

- Record Quarterly Revenues of $2.32 billion, 19.0% Increase Year-over-Year -
- Record Quarterly Diluted EPS from Cont. Operations of $1.49, 23.1% Increase Year-over-Year -
- Total Remaining Performance Obligations of $4.23 billion, 15.1% Increase Year-over-Year -
- Increases 2019 Revenue Guidance Range to $8.8-$8.9 billion from $8.5-$8.6 billion -
- Increases 2019 Diluted EPS Guidance Range to $5.50-$5.75 from $5.00-$5.50 -

NORWALK, CONNECTICUT, July 30, 2019 - EMCOR Group, Inc. (NYSE: EME) today reported results for the second quarter ended June 30, 2019.

For the second quarter of 2019, net income from continuing operations attributable to EMCOR was $84.0 million, or $1.49 per diluted share, compared to $71.0 million, or $1.21 per diluted share, for the second quarter of 2018. Excluding an impairment charge in the prior year, non-GAAP net income from continuing operations attributable to EMCOR was $71.9 million, or $1.23 per diluted share, for the second quarter of 2018. Revenues for the second quarter of 2019 totaled $2.32 billion, an increase of 19.0%, compared to $1.95 billion for the second quarter of 2018.

Operating income for the second quarter of 2019 was $120.0 million, or 5.2% of revenues. This compares to $99.7 million, or 5.1% of revenues, for the second quarter of 2018. Included in operating income for the second quarter of 2018 was an impairment charge of $0.9 million. Excluding this charge, non-GAAP operating income for the second quarter of 2018 was $100.6 million or 5.1% of revenues.

Please see the attached tables for a reconciliation of non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted earnings per share from continuing operations to the comparable GAAP figures.

Selling, general and administrative expenses for the second quarter of 2019 totaled $226.2 million, or 9.7% of revenues, compared to $189.9 million, or 9.7% of revenues, for the second quarter of 2018.

The Company's income tax rate for the second quarter of 2019 was 28.3%, compared to an income tax rate of 27.2% in the year ago period.

 – MORE –

EMCOR Reports Second Quarter Results	Page 2

Remaining performance obligations as of June 30, 2019 were $4.23 billion compared to $3.67 billion at June 30, 2018. Total U.S. remaining performance obligations grew $558.0 million year-over-year.

Tony Guzzi, Chairman, President and Chief Executive Officer of EMCOR, commented, “The Company reported another record quarter, delivering record quarterly revenues, operating income, net income attributable to EMCOR and diluted earnings per share from continuing operations. We achieved exceptional revenue growth of 19.0% year-over-year, of which 15.2% was organic, driven by excellent results across the business, including double-digit revenue growth in each of our domestic segments. This strong revenue performance coupled with our disciplined project execution drove operating income growth of 20.4% year-over-year. The demand that we are experiencing is broad-based across geographies and end-markets, and we continue to see significant opportunities in the market, as evidenced by growth in our remaining performance obligations of 15.1% year-over-year.”

Mr. Guzzi added, “Our U.S. Construction segments continue to deliver outstanding results, generating combined revenue growth of 15.7% year-over-year and operating income growth of 4.7% year-over-year. U.S. Mechanical Construction delivered revenue growth of 13.7%, all of which was organic, and U.S. Electrical Construction posted organic growth of 9.4%, with the companies we recently acquired contributing to overall growth of 18.7%. Our U.S. Building Services segment performed exceptionally well, posting a third consecutive quarter of double-digit revenue growth and a sixth consecutive quarter of double-digit operating income growth, driven by strong demand in our mechanical services and energy services businesses and supported by continued execution on several large contracts within our commercial site-based business. We continue to see improved performance in our U.S. Industrial Services segment, which posted revenue growth of 60.6% year-over-year, driven by our field services operations, where we completed several large, complex turnarounds, and sustained strength in our shop services business. Finally, our U.K. Building Services segment reported revenue and operating income growth of 6.7% and 19.0%, respectively, as we continue to see strong demand for our services.”

Revenues for the first six months of 2019 totaled $4.48 billion, an increase of 16.3% compared to $3.85 billion for the first six months of 2018. Net income from continuing operations attributable to EMCOR for the first six months of 2019 was $156.4 million, or $2.77 per diluted share, compared to $126.7 million, or $2.15 per diluted share, for the first six months of 2018. Excluding the impairment charge recorded in the second quarter of 2018, non-GAAP net income from continuing operations attributable to EMCOR for the first six months of 2018 was $127.6 million, or $2.17 per diluted share.

Operating income for the first six months of 2019 was $222.3 million, or 5.0% of revenues, compared to $177.7 million, or 4.6% of revenues, for the first six months of 2018. Included in operating income for the first six months of 2018 was an impairment charge of $0.9 million. Excluding this impairment charge, non-GAAP operating income for the first six months of 2018 was $178.6 million, or 4.6% of revenues. SG&A totaled $432.4 million, or 9.6% of revenues, for the first six months of 2019 compared to $380.9 million, or 9.9% of revenues, for the first six months of 2018.

Please see the attached tables for a reconciliation of non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted earnings per share from continuing operations to the comparable GAAP figures.

 – MORE –

EMCOR Reports Second Quarter Results	Page 3

Based on year-to-date performance, favorable project mix, and assuming the continuation of current market conditions, EMCOR is raising its full-year 2019 revenue guidance range to $8.8-$8.9 billion, an increase from the prior guidance range of $8.5-$8.6 billion. The Company now also expects full-year 2019 diluted earnings per share from continuing operations to be in the range of $5.50-$5.75, an increase from the prior guidance range of $5.00-$5.50.

Mr. Guzzi concluded, “We delivered a record first half of the year and are optimistic about our additional opportunities for growth in the second half of 2019. Our updated guidance reflects our exceptional performance year-to-date, as well as our expectation for continued strong project execution and cost discipline throughout the remainder of the year. As we look ahead, we will use our healthy balance sheet to invest in our business organically and pursue our robust pipeline of strategic acquisition opportunities, balanced with a return of capital to shareholders through share repurchases and dividends.”

EMCOR Group, Inc. is a Fortune 500 leader in mechanical and electrical construction services, industrial and energy infrastructure and building services. This press release and other press releases may be viewed at the Company’s website at www.emcorgroup.com. EMCOR routinely posts information that may be important to investors in the “Investor Relations” section of our website at www.emcorgroup.com. Investors and potential investors are encouraged to consult the EMCOR website regularly for important information about EMCOR.

EMCOR Group's second quarter conference call will be available live via internet broadcast today, Tuesday, July 30, at 10:30 AM Eastern Daylight Time. The live call may be accessed through the Company's website at www.emcorgroup.com.

Forward Looking Statements:

This release contains certain forward-looking statements. Any such comments speak only as of this date and EMCOR assumes no obligation to update any such forward-looking statements, unless required by law. These forward-looking statements may include statements regarding anticipated future operating and financial performance, the nature and impact of our remaining performance obligations, our ability to pursue acquisitions, our ability to return capital to shareholders, market opportunities, market growth and customer trends. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Accordingly, these statements are no guarantee of future performance. Such risks and uncertainties include, but are not limited to, adverse effects of general economic conditions, changes in the political environment, changes in the specific markets for EMCOR’s services, adverse business conditions, availability of adequate levels of surety bonding, increased competition, unfavorable labor productivity and mix of business. Certain of the risk factors associated with EMCOR’s business are also discussed in Part I, Item 1A “Risk Factors,” of the Company’s 2018 Form 10-K and in other reports filed from time to time with the Securities and Exchange Commission and available at www.sec.gov and www.emcorgroup.com. Such risk factors should be taken into account in evaluating any forward-looking statements.

Non-GAAP Measures:

This release includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of those non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this release. The Company uses these non-GAAP measures as key performance indicators for the purpose of evaluating performance internally. We also believe that these non-GAAP measures provide investors with useful information with respect to our historical operations. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by GAAP, have no standardized meaning prescribed by GAAP and may not be comparable to the calculation of similar measures of other companies.

 – MORE –

EMCOR GROUP, INC.
FINANCIAL HIGHLIGHTS
(In thousands, except share and per share information)
(Unaudited)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the three months ended June 30,		For the six months ended June 30,
	2019	2018	2019	2018
Revenues	$2,324,202	$1,953,886	$4,482,930	$3,854,274
Cost of sales	1,977,822	1,663,042	3,827,796	3,294,311
Gross profit	346,380	290,844	655,134	559,963
Selling, general and administrative expenses	226,248	189,907	432,417	380,932
Restructuring expenses	173	374	448	464
Impairment loss on identifiable intangible assets	—	907	—	907
Operating income	119,959	99,656	222,269	177,660
Net periodic pension (cost) income	400	717	806	1,454
Interest expense, net	(3,231)	(2,823)	(6,054)	(5,275)
Income from continuing operations before income taxes	117,128	97,550	217,021	173,839
Income tax provision	33,156	26,529	60,639	47,162
Income from continuing operations	83,972	71,021	156,382	126,677
Loss from discontinued operation, net of income taxes	—	(205)	—	(487)
Net income including noncontrolling interests	83,972	70,816	156,382	126,190
Less: Net income attributable to noncontrolling interests	—	—	—	—
Net income attributable to EMCOR Group, Inc.	$83,972	$70,816	$156,382	$126,190

Basic earnings (loss) per common share:
From continuing operations	$1.49	$1.22	$2.78	$2.16
From discontinued operation	$—	$(0.00)	$—	$(0.01)

Diluted earnings (loss) per common share:
From continuing operations	$1.49	$1.21	$2.77	$2.15
From discontinued operation	$—	$(0.00)	$—	$(0.01)

Weighted average shares of common stock outstanding:
Basic	56,181,864	58,332,934	56,175,219	58,531,150
Diluted	56,499,514	58,670,595	56,461,977	58,862,505

Dividends declared per common share	$0.08	$0.08	$0.16	$0.16

EMCOR GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30, 2019 (Unaudited)	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$213,374	$363,907
Accounts receivable, net	1,946,811	1,773,620
Contract assets	179,439	158,243
Inventories	39,180	42,321
Prepaid expenses and other	41,831	48,116
Total current assets	2,420,635	2,386,207
Investments, notes and other long-term receivables	1,904	2,899
Property, plant & equipment, net	145,638	134,351
Operating lease right-of-use assets	233,173	—
Goodwill	1,013,822	990,887
Identifiable intangible assets, net	488,017	488,286
Other assets	90,389	86,177
Total assets	$4,393,578	$4,088,807
LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt and finance lease liabilities	$18,385	$16,013
Accounts payable	579,461	652,091
Contract liabilities	544,346	552,290
Accrued payroll and benefits	327,006	343,069
Other accrued expenses and liabilities	185,398	170,935
Operating lease liabilities, current	49,970	—
Total current liabilities	1,704,566	1,734,398
Borrowings under revolving credit facility	25,000	25,000
Long-term debt and finance lease liabilities	251,448	254,764
Operating lease liabilities, long-term	195,149	—
Other long-term obligations	322,584	333,204
Total liabilities	2,498,747	2,347,366
Equity:
Total EMCOR Group, Inc. stockholders’ equity	1,894,185	1,740,545
Noncontrolling interests	646	896
Total equity	1,894,831	1,741,441
Total liabilities and equity	$4,393,578	$4,088,807

EMCOR GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Six Months Ended June 30, 2019 and 2018
(In thousands) (Unaudited)

	2019	2018
Cash flows - operating activities:
Net income including noncontrolling interests	$156,382	$126,190
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	21,391	19,233
Amortization of identifiable intangible assets	23,169	21,352
Provision for doubtful accounts	851	7
Deferred income taxes	(920)	4,855
Excess tax benefits from share-based compensation	(593)	(1,065)
Equity loss (income) from unconsolidated entities	835	(290)
Non-cash expense from contingent consideration arrangements	1,203	186
Non-cash expense for impairment of identifiable intangible assets	—	907
Non-cash share-based compensation expense	6,225	5,956
Distributions from unconsolidated entities	871	1,847
Other reconciling items	111	389
Changes in operating assets and liabilities, excluding the effect of businesses acquired	(251,723)	(212,217)
Net cash used in operating activities	(42,198)	(32,650)
Cash flows - investing activities:
Payments for acquisitions of businesses, net of cash acquired	(63,991)	(25,207)
Proceeds from sale of property, plant and equipment	1,326	605
Purchase of property, plant and equipment	(22,455)	(15,914)
Investments in and advances to unconsolidated entities	(794)	(3,484)
Distributions from unconsolidated entities	84	83
Net cash used in investing activities	(85,830)	(43,917)
Cash flows - financing activities:
Repayments of long-term debt and debt issuance costs	(7,601)	(7,634)
Repayments of finance lease liabilities	(2,151)	(696)
Dividends paid to stockholders	(8,967)	(9,381)
Repurchase of common stock	—	(60,508)
Taxes paid related to net share settlements of equity awards	(3,735)	(3,745)
Issuance of common stock under employee stock purchase plan	2,969	2,758
Payments for contingent consideration arrangements	(2,508)	(3,298)
Distributions to noncontrolling interests	(250)	—
Net cash used in financing activities	(22,243)	(82,504)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(175)	(1,121)
Decrease in cash, cash equivalents and restricted cash	(150,446)	(160,192)
Cash, cash equivalents and restricted cash at beginning of year	366,214	469,388
Cash, cash equivalents and restricted cash at end of period	$215,768	$309,196

EMCOR GROUP, INC.
SEGMENT INFORMATION
(In thousands) (Unaudited)

	For the three months ended June 30,
	2019	2018
Revenues from unrelated entities:
United States electrical construction and facilities services	$569,402	$479,542
United States mechanical construction and facilities services	823,086	723,882
United States building services	523,698	461,033
United States industrial services	295,460	183,922
Total United States operations	2,211,646	1,848,379
United Kingdom building services	112,556	105,507
Total worldwide operations	$2,324,202	$1,953,886

	For the six months ended June 30,
	2019	2018
Revenues from unrelated entities:
United States electrical construction and facilities services	$1,097,472	$934,294
United States mechanical construction and facilities services	1,575,495	1,408,632
United States building services	1,035,777	915,785
United States industrial services	554,105	383,166
Total United States operations	4,262,849	3,641,877
United Kingdom building services	220,081	212,397
Total worldwide operations	$4,482,930	$3,854,274

EMCOR GROUP, INC.
SEGMENT INFORMATION
(In thousands) (Unaudited)

	For the three months ended June 30,
	2019	2018
Operating income (loss):
United States electrical construction and facilities services	$43,799	$35,985
United States mechanical construction and facilities services	53,954	57,417
United States building services	28,001	22,430
United States industrial services	16,012	1,234
Total United States operations	141,766	117,066
United Kingdom building services	5,476	4,601
Corporate administration	(27,110)	(20,730)
Restructuring expenses	(173)	(374)
Impairment loss on identifiable intangible assets	—	(907)
Total worldwide operations	119,959	99,656
Other corporate items:
Net periodic pension (cost) income	400	717
Interest expense, net	(3,231)	(2,823)
Income from continuing operations before income taxes	$117,128	$97,550

	For the six months ended June 30,
	2019	2018
Operating income (loss):
United States electrical construction and facilities services	$86,750	$71,836
United States mechanical construction and facilities services	94,939	97,037
United States building services	55,484	39,507
United States industrial services	25,648	4,675
Total United States operations	262,821	213,055
United Kingdom building services	9,617	8,371
Corporate administration	(49,721)	(42,395)
Restructuring expenses	(448)	(464)
Impairment loss on identifiable intangible assets	—	(907)
Total worldwide operations	222,269	177,660
Other corporate items:
Net periodic pension (cost) income	806	1,454
Interest expense, net	(6,054)	(5,275)
Income from continuing operations before income taxes	$217,021	$173,839

EMCOR GROUP, INC.
RECONCILIATION OF 2019 AND 2018 OPERATING INCOME
(In thousands) (Unaudited)

In our press release, we provide non-GAAP 2019 and 2018 second quarter and year-to-date June 30, 2019 and 2018 operating income.  The following table provides a reconciliation between 2019 and 2018 operating income based on non-GAAP measures to the most directly comparable GAAP measures.

	For the three months ended June 30,		For the six months ended June 30,
	2019	2018	2019	2018
GAAP operating income	$119,959	$99,656	$222,269	$177,660
Impairment loss on identifiable intangible assets	—	907	—	907
Non-GAAP operating income, excluding impairment loss on identifiable intangible assets	$119,959	$100,563	$222,269	$178,567

EMCOR GROUP, INC.
RECONCILIATION OF 2019 AND 2018 NET INCOME
(In thousands) (Unaudited)

In our press release, we provide non-GAAP 2019 and 2018 second quarter and year-to-date June 30, 2019 and 2018 net income from continuing operations attributable to EMCOR Group, Inc.  The following table provides a reconciliation between 2019 and 2018 net income from continuing operations attributable to EMCOR Group, Inc. based on non-GAAP measures to the most directly comparable GAAP measures.

	For the three months ended June 30,		For the six months ended June 30,
	2019	2018	2019	2018
GAAP net income from continuing operations attributable to EMCOR Group, Inc. (1)	$83,972	$71,021	$156,382	$126,677
Impairment loss on identifiable intangible assets (2)	—	907	—	907
Non-GAAP net income from continuing operations attributable to EMCOR Group, Inc., excluding impairment loss on identifiable intangible assets	$83,972	$71,928	$156,382	$127,584

(1)  Amount is income from continuing operations less net income attributable to noncontrolling interest.
(2) Amount excludes de minimis income tax benefit.

EMCOR GROUP, INC.
RECONCILIATION OF 2019 AND 2018 DILUTED EARNINGS PER SHARE FIGURES
(Unaudited)

In our press release, we provide non-GAAP 2019 and 2018 second quarter and year-to-date June 30, 2019 and 2018 diluted earnings per common share from continuing operations.  The following table provides a reconciliation between 2019 and 2018 diluted earnings per common share based on non-GAAP measures to the most directly comparable GAAP measures.

	For the three months ended June 30,		For the six months ended June 30,
	2019	2018	2019	2018
GAAP diluted earnings per common share from continuing operations	$1.49	$1.21	$2.77	$2.15
Impairment loss on identifiable intangible assets (1)	—	0.02	—	0.02
Non-GAAP diluted earnings per common share from continuing operations, excluding impairment loss on identifiable intangible assets	$1.49	$1.23	$2.77	$2.17

(1) Amount excludes de minimis income tax benefit.

# # #